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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 19, 2002


          CWABS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of December 1, 2002, providing for the issuance of the CWABS, INC., Asset-Backed Certificates,
                                Series 2002-5).

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

         Delaware                 333-101101               95-4596514
         --------                 ----------               ----------
(State or Other Jurisdiction     (Commission               (I.R.S. Employer
       of Incorporation)         File Number)              Identification No.)


                               4500 Park Granada
        Calabasas, California                                91302
        ---------------------                              -------
       (Address of Principal Executive Officers)          (Zip Code)



       Registrant's telephone number, including area code (818) 225-3237
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Item 5. Other Events.
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Filing of Certain Materials
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        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Asset-Backed Certificates, Series 2002-5 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

        The consolidated financial statements of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2001, have been incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for CWABS, Inc. Asset-Backed Certificates, Series 2002-5, and shall be deemed to be part hereof and thereof.

        In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1



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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 11, 2002 and the prospectus supplement dated on or about December 19, 2002 (collectively, the "Prospectus"), of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-5.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1   Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                  By:  /s/ Celia Coulter
                                      --------------------------
                                      Celia Coulter
                                      Vice President



Dated:  December 19, 2002


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Exhibit Index
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Exhibit                                                                Page
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23.1        Consent of PricewaterhouseCoopers LLP